UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2005

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1- 4311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY		11548
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 13, 2005, the Board of Directors of Pall Corporation (the “Registrant”) approved an amendment to the Registrant’s Bylaws as previously amended on April 13, 2005. The amendment changed the number of directors on the Registrant’s Board of Directors from twelve to eleven, and is effective immediately prior to the 2005 annual meeting of shareholders.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index on the page following the signature page of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

October 18, 2005	/s/	MARCUS WILSON
Marcus Wilson President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	By-laws of the Registrant, as amended on October 13, 2005.